Exhibit 99.1

                                                    CONTACT:  Mary K. Talbot
                                                              (401) 245-8819


                       Slade's Ferry Bancorp Announces
                       -------------------------------
                           Second Quarter Earnings
                           -----------------------

Company reports strong growth in assets, deposits and loans

      SOMERSET, Mass. (July 15, 2004) -- Slade's Ferry Bancorp, (NASDAQ small cap: SFBC) parent company of Slade's Ferry Trust Company, announced earnings for the second quarter of 2004 reached $601,723. The company also said that it continued to see strong growth in deposits, assets and loans.

      For the second quarter of 2004, diluted earnings per share (EPS) were $0.15, compared to $0.40 for the second quarter of 2003.

      For the six months ended June 30, 2004, net income climbed to $1.25 million, compared to $917,516 for the same period last year. On a diluted EPS basis, earnings for the six-month period reached $0.31 compared to $0.23 for the same six-month period in 2003.

      Both the quarterly and six-month earnings in 2003 were impacted by a change in state legislation, which denied the deduction for dividends received from real estate investment trusts retroactively to 1999. As a result of that change, the company took a $1.28 million charge in the first quarter of 2003.

      In the second quarter of 2003, the company recovered approximately $642,000 of that charge as a result of negotiations with the state. The earnings for the second quarter of 2003 also were positively impacted by a recovery of $680,357 of previously provided loan loss provisions. Reported income for the second quarter of 2003 was $1.6 million.

      Total assets have climbed $86.0 million, or 19.6 percent, since the end of 2003, reaching $525.4 million at June 30, 2004. Total gross loans were up 8.2 percent since year-end, reaching $363.7 million at June 30, 2004 and are up 8.2% from $336.1 on December 31, 2003.

      Total deposits grew to $411.7 million, an increase of $78.5 million since year-end. Nearly half that growth has come in relationship accounts (checking and savings). Total checking and savings account balances have climbed $37.3 million since the end of 2003. The bank also saw strong growth in CD balances (up $25.8 million since year-end) and money market accounts, which include municipal deposits (up $15.2 million since December 31, 2003).

      "The banking landscape is changing in Southeastern Massachusetts," said President & CEO Mary Lynn Lenz. Because of mergers, nearly half of the banking customers on the South Coast will have a new bank by the end of the year. "We are already seeing these customers turning to Slade's Ferry as the community alternative to the big banks moving into the area," she added.

      The bank also continued to strengthen its product offerings during the quarter, as it works to attract both personal and business customers. The bank introduced cash management services for business customers and a state-of-the-art internet banking product.

      Total stockholders' equity at June 30, 2004 was $43.6 million versus $42.7 million at December 31, 2003, an increase of 2.1 percent, or approximately $891,000. Both the company and the bank maintain capital levels sufficient to be considered "well-capitalized" under applicable regulatory capital guidelines and requirements.

      The Board of Directors also declared a dividend of $0.09 per share, payable on July 23, 2004 to stockholders of record as of June 25, 2004.

      Slade's Ferry Bancorp was founded to serve community-banking needs with both personal and commercial products and services. With more than $525 million in assets and 10 retail branches in Southeastern Massachusetts, Slade's Ferry Bancorp is a trusted community partner. Traded on the NASDAQ Small Cap Market as SFBC, Slade's Ferry Bancorp can also be found on the web at www.sladesferry.com and in six Massachusetts communities - Fairhaven, Fall River, New Bedford, Seekonk, Somerset and Swansea.

                                    # # #

This new release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the strength of the company's capital and asset quality. Other such statements may be identified by words such as "believes," "will," "expects," "project," "may," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of Slade's Ferry Bancorp's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectation expressed in our forward-looking statements: (1) enactment of adverse government regulations (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (3) the strength of the United States economy in general and specifically the strength of the New England economics may be different than expected, resulting in, among other things, a deterioration in overall credit quality and borrowers' ability to service and repay loans, or a reduced demand for credit, including the resultant effect on the Bank's loan portfolio, levels of charge-offs and non-performing loans and allowance for loan losses; (4) changes in the interest rate environment may reduce interest margins and adversely impact net interest income and (5) changes in assumptions used in making such forward-looking statements. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Slade's Ferry Bancorp's actual results could differ materially from those discussed. All subsequent written and oral forward-looking statements attributable to Slade's Ferry Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above. Slade's Ferry Bancorp does not intend or undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the forward-looking statements are made.

                            SLADE'S FERRY BANCORP
                         CONSOLIDATED BALANCE SHEETS
                                 (UNAUDITED)
                                    AS OF


                                                     JUNE 30,       DECEMBER 31,
ASSETS:                                                2004             2003
--------------------------------------------------------------------------------

Cash and deposits with other banks                 $ 21,342,930     $ 18,642,370
Money market mutual funds                               387,502           63,539
Federal funds sold                                   31,500,000        4,000,000
--------------------------------------------------------------------------------
      Cash and Cash Equivalents                      53,230,432       22,705,909
Interest bearing time deposits with other banks         100,000          200,000
Securities held to maturity                           9,517,673       11,300,402
Securities available for sale                        75,595,493       47,162,852
Federal Home Loan Bank stock                          3,128,500        3,023,800
Loans (net) - Note A                                358,534,393      331,496,525
Premises & equipment                                  5,776,447        5,894,736
Accrued interest receivable                           1,830,466        1,497,104
Goodwill                                              2,173,368        2,173,368
Cash surrender value of life insurance               11,373,643       10,980,879
Other assets                                          4,144,682        3,012,966
--------------------------------------------------------------------------------
TOTAL ASSETS                                       $525,405,097     $439,448,541
================================================================================

LIABILITIES & STOCKHOLDERS' EQUITY:
Deposits                                           $411,692,478     $333,144,817
Advances from Federal Home Loan Bank                 56,481,413       60,474,864
Other liabilities                                    13,598,419        3,086,719
--------------------------------------------------------------------------------
      Total Liabilities                             481,772,310      396,706,400

Stockholders' equity:
Common stock                                             40,518           39,959
Paid in capital                                      29,488,031       28,609,206
Retained earnings                                    15,219,781       14,698,595
Accum. other comprehensive loss                      (1,115,543)        (605,619)
--------------------------------------------------------------------------------
      Total Stockholders' Equity                     43,632,787       42,742,141
--------------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY           $525,405,097     $439,448,541
================================================================================

Note: A-Loans is net of:
      Reserve for Loan Losses                      $  4,594,699     $  4,154,394
      Unearned Income                              $    570,979     $    443,393

                CONSOLIDATED STATEMENTS OF INCOME AND EXPENSE
                                 (UNAUDITED)
                          6 MONTHS ENDING JUNE 30,


                                                2004            2003
                                            ---------------------------

INTEREST AND DIVIDEND INCOME:
Interest and fees on loans                  $ 9,867,034     $ 8,509,284
Interest and dividends on investments         1,207,525       1,586,281
Other interest                                  162,535         108,380
                                            ---------------------------

      Total interest and dividend income     11,237,094      10,203,945
                                            ---------------------------

INTEREST EXPENSE:
Interest on deposits                          2,447,061       2,447,944
Interest on other borrowed funds              1,173,137         651,206
Interest on subordinated debentures             117,923               0
                                            ---------------------------
      Total interest expense                  3,738,121       3,099,150
                                            ---------------------------

  Net interest and dividend income            7,498,973       7,104,795

Provision for loan losses                       376,215        (539,357)
                                            ---------------------------

  Net interest and dividend income after
   provision for loan losses                  7,122,758       7,644,152
                                            ---------------------------

OTHER INCOME:
Service charges on deposit accounts             526,621         541,320
Security gains (losses), net                     39,304         (40,918)
Other income                                    597,491         509,393
                                            ---------------------------

      Total other income                      1,163,416       1,009,795
                                            ---------------------------

OTHER EXPENSE:
Salaries and employee benefits                4,018,868       3,738,029
Occupancy expense                               420,192         485,013
Equipment expense                               279,697         255,022
Other expenses                                1,650,735       1,955,961
                                            ---------------------------

      Total other expense                     6,369,492       6,434,025
                                            ---------------------------

Income before income taxes                    1,916,682       2,219,922
Income taxes                                    668,965       1,302,406
                                            ---------------------------

      Net income                              1,247,717         917,516
                                            ===========================

Basic earnings per share                    $      0.31     $      0.23
                                            ===========================

Diluted earnings per share                  $      0.31     $      0.23
                                            ===========================

<F1>  The year to date results of operations for the period ended June 30,
      2003 have been revised from that previously reported to remove the extraordinary item. The extraordinary item treatment previously presented was revised, and its individual components were presented as part of income tax expense, in the amount of $529,191 and included in other expense is interest of $128,977. See Footnote 20 to the Company's audited consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2003 filed with the U.S. Securities and Exchange Commission.

                CONSOLIDATED STATEMENTS OF INCOME AND EXPENSE
                                 (UNAUDITED)
                          3 MONTHS ENDING JUNE 30,


                                               2004           2003
                                            -------------------------

INTEREST AND DIVIDEND INCOME:
Interest and fees on loans                  $4,974,859     $4,342,772
Interest and dividends on investments          678,029        737,332
Other interest                                 103,821         63,057
                                            -------------------------

      Total interest and dividend income     5,756,709      5,143,161
                                            -------------------------

INTEREST EXPENSE:
Interest on deposits                         1,324,772      1,220,151
Interest on other borrowed funds               578,266        333,713
Interest on subordinated debentures            101,673              0
                                            -------------------------
      Total interest expense                 2,004,711      1,553,864
                                            -------------------------

  Net interest and dividend income           3,751,998      3,589,297

Provision for loan losses                      130,000       (680,357)
                                            -------------------------

  Net interest and dividend income after
   provision for loan losses                 3,621,998      4,269,654
                                            -------------------------

OTHER INCOME:
Service charges on deposit accounts            257,784        285,883
Security gains, net                              4,422              0
Other income                                   337,552        249,246
                                            -------------------------

      Total other income                       599,758        535,129
                                            -------------------------

OTHER EXPENSE:
Salaries and employee benefits               2,051,003      1,948,592
Occupancy expense                              188,827        222,032
Equipment expense                              132,619        131,857
Other expenses                                 886,563        904,556
                                            -------------------------

      Total other expense                    3,259,012      3,207,037
                                            -------------------------

Income before income taxes                     962,744      1,597,746
Income taxes                                   361,021        (11,950)
                                            -------------------------

  Net income                                   601,723      1,609,696
                                            =========================

Basic earnings per share                    $     0.15     $     0.41
                                            =========================

Diluted earnings per share                  $     0.15     $     0.40
                                            =========================

<F1>  The quarterly results of operations for the period ended June 30, 2003 have been revised from that previously reported to remove the extraordinary item. The extraordinary item treatment previously presented was revised, and its individual components were presented as part of income tax expense (benefit), in the amount of $529,133 and included in other expense is interest of $97,765. See Footnote 20 to the Company's audited consolidated financial statements included in the Company's annual report on Form 10-K for the year ended December 31, 2003 filed with the U.S. Securities and Exchange Commission.